UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Address of principal executive offices) (Zip code)

R. Jeffrey Bruce Bruce & Co. 20 North Wacker Drive, Suite 2414 Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-9160

Date of fiscal year end: 06/30

Date of reporting period: 6/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2012

BRUCE FUND, INC.

ANNUAL

REPORT

Report to Shareholders

June 30, 2012

20 North Wacker Drive  —  Suite 2414  —  Chicago, Illinois 60606  —  (312) 236-9160

Management’s Discussion and Analysis (Unaudited)

The Bruce Fund (the “Fund”) shares produced a total return of 1.04% for the year ended June 30, 2012, compared to a total return of 5.45% for the S&P 500® Index for the same period. The Government bonds continued to have a positive effect, advancing strongly in the period but the Fund’s convertible bonds, common and preferred stocks negated most of the Fund’s performance in the period. The Fund’s straight corporate bonds also performed well as interest rates declined during the year.

We continue to believe that the economy is fragile and prone to weaker than expected activity. Government interventions and actions have embedded the financial markets with a high degree of risk and we believe caution is warranted. While longer term inflationary pressures are inevitable, currently we feel asset deflation remains a distinct risk. Thus the Fund’s investment posture, our Treasury positions and cash, is still warranted.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. The bonds as well as the stocks in the portfolio encompass significant investment risks, which should be reviewed in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results (Unaudited)

Returns for the Periods Ended June 30, 2012

	Cumulative	Average Annual
Fund/Index	1 Year	5 Year	10 Year
Bruce Fund	1.04%	3.57%	16.55%
S&P 500® Index*	5.45%	0.22%	5.33%
The gross expense ratio as of the most recent prospectus dated October 28, 2011 was 0.84%, which represented the fiscal year ended June 30, 2011.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-872-7823.

*     The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 30, 2002 and held through June 30, 2012. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Fund Holdings (Unaudited)

[1]	As a percent of net assets.
[2]	Ratio rounds to less than 0.005%.

Investment Objective

The investment objective of the Bruce Fund is long-term capital appreciation.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website www.sec.gov. The Fund’s Form N-Qs are also available by calling the Fund at (800) 872-7823. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2012) and held for the entire period (through June 30, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	January 1, 2012	June 30, 2012	January 1 – June 30, 2012
Bruce Fund
Actual	$1,000.00	$1,029.97	$3.86
Hypothetical**	$1,000.00	$1,021.06	$3.85

*	Expenses are equal to the Fund’s six month annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Schedule of Investments

June 30, 2012

Shares		Value
COMMON STOCKS – 41.0%

	Consumer Discretionary 3.7%
2,085,000	AirBoss of America Corp.	$9,224,040
75,000	DIRECTV, Class A(a)	3,661,500

		12,885,540

	Consumer Staples 2.7%
259,000	Diamond Foods, Inc.(a)	4,620,560
640,270	Omega Protein Corp.(a)	4,712,387

		9,332,947

	Energy 2.6%
291,255	Admiral Bay Resources, Inc.(a)(b)(c)	8,738
300,000	C&J Energy Services, Inc.(a)	5,550,000
156,919	Double Eagle Petroleum Co.(a)	687,305
382,168	SandRidge Energy, Inc.(a)	2,556,704

		8,802,747

	Financials 4.3%
250,000	Allstate Corp./The	8,772,500
211,502	GAINSCO, Inc.(b)	1,903,518
130,000	ICG Group, Inc.(a)	1,202,500
45,000	RLI Corp.	3,069,000

		14,947,518

	Health Care 8.7%
124,500	Abbott Laboratories	8,026,515
155,677	Agenus, Inc.(a)	815,747
631,746	Durect Corp.(a)	574,699
1,090,703	EDAP TMS S.A. ADR(a)	2,115,964
130,000	Elan Corp., PLC ADR(a)	1,896,700
200,000	Merck & Co., Inc.	8,350,000
350,000	Pfizer, Inc.	8,050,000

		29,829,625

	Industrials 8.3%
210,000	AMERCO	18,893,700
1,070,073	Astrotech Corp.(a)	1,155,679
300,000	Titan International, Inc.	7,359,000
67,987	US Ecology, Inc.	1,206,089

		28,614,468

	Information Technology 2.6%
45,000	International Business Machines Corp.	8,801,100

	Materials 2.6%
690,671	Flotek Industries, Inc.(a)	6,450,867
280,000	Kinross Gold Corp.	2,282,000
199,270	Solitario Exploration & Royalty Corp.(a)	263,036

		8,995,903

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2012

Shares		Value
COMMON STOCKS – (continued)

	Utilities 5.5%
296,212	Calpine Corp.(a)	$4,890,460
20,000	Integrys Energy Group, Inc.	1,137,400
100,000	NextEra Energy, Inc.	6,881,000
50,000	Pepco Holdings, Inc.	978,500
136,212	UNS Energy Corp.	5,231,903

		19,119,263

	Total Common Stocks (Cost $128,331,382)	141,329,111

CONVERTIBLE PREFERRED STOCKS – 3.1%

	Energy 2.9%
101,000	ATP Oil & Gas Corp., 8.000%	1,766,490
151,500	PetroQuest Energy, Inc., Series B, 6.875%	5,151,000
29,200	SandRidge Energy, Inc., 8.500%	3,156,345

		10,073,835

	Utilities 0.2%
10,000	AES Trust III, 6.750%	495,625

	Total Convertible Preferred Stocks (Cost $16,377,816)	10,569,460

Principal
CORPORATE BONDS – 11.8%

	Consumer Discretionary 2.4%
$1,500,000	Land O’Lakes Capital Trust I, 7.450%, 3/15/28(b)(d)	1,440,000
6,200,000	XM Satellite Radio, Inc., 13.000%, 8/1/13(d)	6,944,000

		8,384,000

	Energy 4.2%
8,850,000	ATP Oil & Gas Corp., 11.875%, 5/1/15	4,159,500
3,000,000	Endeavour International Corp, 12.000%, 3/1/18(d)	3,135,000
2,000,000	Hercules Offshore, Inc., 10.500%, 10/15/17(d)	2,010,000
3,000,000	McMoRan Exploration Co., 11.875%, 11/15/14	3,097,500
2,000,000	Whiting Petroleum Corp., 7.000%, 2/1/14	2,130,000

		14,532,000

	Financials 1.6%
6,000,000	Security Benefit Life Insurance Co., 7.450%, 10/1/33(b)(c)(d)	5,460,000

	Health Care 0.4%
1,600,000	EDAP TMS S.A., 9.000%, 6/30/14(b)(c)(f)	1,440,000

	Utilities 3.2%
4,000,000	Constellation Energy Group, Inc., 7.600%, 4/1/32	5,336,268
5,000,000	Mirant Americas Generation LLC, 9.125%, 5/1/31	4,475,000
1,000,000	ONEOK, Inc., 6.000%, 6/15/35	1,094,797

		10,906,065

	Total Corporate Bonds (Cost $36,598,924)	40,722,065

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2012

Principal		Value
CONVERTIBLE CORPORATE BONDS – 10.9%

	Consumer Discretionary 1.0%
$2,700,000	Midway Games, Inc., 6.000%, 9/30/25(a)(b)(c)(e)	$67,500
2,500,000	XM Satellite Radio, Inc., 7.000%, 12/1/14(d)	3,268,750

		3,336,250

	Energy 2.5%
3,000,000	BPZ Resources, Inc., 6.500%, 3/1/15	2,445,000
7,250,000	Endeavour International Corp., 5.500%, 7/15/16(d)	6,307,500

		8,752,500

	Health Care 6.6%
1,705,000	Cell Genesys, Inc., 3.125%, 5/1/13(b)(c)	1,534,500
14,887,000	deCODE Genetics, Inc., 3.500%, 4/15/11(a)(b)(c)(e)	37,218
2,000,000	Human Genome Sciences, Inc., 3.000%, 11/15/18	2,397,500
500,000	InterMune, Inc., 5.000%, 3/1/15	541,875
3,000,000	Isis Pharmaceuticals, Inc., 2.625%, 2/15/27(d)	3,052,500
4,060,000	Isis Pharmaceuticals, Inc., 2.625%, 2/15/27	4,131,050
11,675,000	MannKind Corp., 3.750%, 12/15/13	6,304,500
4,000,000	MannKind Corp., 5.750%, 8/15/15	1,975,000
1,762,892	Oscient Pharmaceuticals Corp., 12.500%, 1/15/11(a)(b)(c)(e)	35,258
2,000,000	ViroPharma, Inc., 2.000%, 3/15/17	2,845,000

		22,854,401

	Industrials 0.8%
1,000,000	Titan International, Inc., 5.625%, 1/15/17(d)	2,646,250

	Total Convertible Corporate Bonds (Cost $52,528,948)	37,589,401

U.S. GOVERNMENT BONDS – 18.3%
30,000,000	U.S. Treasury “Strips”, 0.000%, 8/15/28	20,257,230
30,000,000	U.S. Treasury “Strips”, 0.000%, 8/15/29	19,623,150
20,000,000	U.S. Treasury “Strips”, 0.000%, 2/15/36	10,456,720
20,000,000	U.S. Treasury “Strips”, 0.000%, 2/15/41	8,730,220
10,000,000	U.S. Treasury “Strips”, 0.000%, 5/15/42	4,184,570

	Total U.S. Government Bonds (Cost $44,167,971)	63,251,890

U.S. MUNICIPAL BONDS – 0.0%
994,188	Indianapolis Airport Authority, 6.500%, 11/15/31(a)(b)(e)	37,839

	Total U.S. Municipal Bonds (Cost $165,996)	37,839

See accompanying notes which are an integral part of the financial statements.

Schedule of Investments (continued)

June 30, 2012

Shares		Value
MONEY MARKET — 14.3%
49,474,975	Fidelity Institutional Money Market Treasury Only – Class I, 0.010%(g)	$49,474,975

	Total Money Market (Cost $49,474,975)	$49,474,975

	Total Investments (Cost $327,646,012) 99.4%	$342,974,741

	Other Assets in Excess of Liabilities 0.6%	1,936,075

	NET ASSETS 100.0%	$344,910,816

(a)	Non-cash income producing security.
(b)	Illiquid Security.
(c)	This security is currently valued according to the fair value procedures approved by the Board of Directors.
(d)	Private Placement and restricted security under Rule 144A of the Securities Act of 1933.
(e)	In default.
(f)	Private placement restricted security.
(g)	Rate disclosed is the seven day yield as of June 30, 2012.
ADR	– American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

June 30, 2012

Assets:
Investments in securities, at market value (cost $327,646,012)	$342,974,741
Dividends receivable	560,735
Interest receivable	1,599,222
Receivable for Fund shares sold	33,025
Prepaid expenses and other assets	28,435
Total Assets	345,196,158
Liabilities:
Payable for Fund shares redeemed	31,942
Accrued advisory fees	154,738
Other accrued expenses	98,662
Total Liabilities	285,342
Net Assets	$344,910,816
Net Assets consist of:
Capital stock (882,011 shares of $1 par value capital stock issued and outstanding)	$882,011
Paid in capital	331,756,847
Accumulated undistributed net investment income	7,391,900
Accumulated net realized loss on investments	(10,448,671)
Net unrealized appreciation on investments	15,328,729
Net Assets	$344,910,816
Shares Outstanding: 2,000,000 shares authorized	882,011
Net asset value, offering and redemption price per share	$391.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the fiscal year ended June 30, 2012

Investment Income
Interest income	$11,066,246
Dividend income (Net foreign withholding taxes of $55,300)	4,181,742
Total investment income	15,247,988
Expenses:
Investment advisor fee	1,792,070
Transfer agent expense	227,585
Administration expense	199,748
Fund accounting expense	90,586
Report printing expense	57,636
Custodian expense	39,369
Registration expense	36,942
Audit expense	33,130
Postage expense	26,026
Insurance expense	1,245
Trustee expense	1,000
Total expenses	2,505,337
Net Investment Income	12,742,651
Realized & Unrealized Loss
Net realized gain on investment securities	2,145,591
Change in unrealized depreciation on investment securities	(10,753,583)
Net realized and unrealized loss on investment securities	(8,607,992)
Net increase in net assets resulting from operations	$4,134,659

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended June 30, 2012	Year Ended June 30, 2011
Operations
Net investment income	$12,742,651	$10,572,166
Net realized gain on investment securities	2,145,591	16,705,732
Change in unrealized appreciation (depreciation) on investment securities	(10,753,583)	32,798,065
Net increase in net assets resulting from operations	4,134,659	60,075,963
Distributions
From net investment income	(11,722,055)	(10,716,379)
Total distributions	(11,722,055)	(10,716,379)
Capital Transactions
Proceeds from shares sold	64,675,123	40,315,589
Reinvestments of distributions	10,898,153	9,935,907
Amount paid for shares redeemed	(22,761,799)	(20,491,411)
Net increase in net assets resulting from capital transactions	52,811,477	29,760,085
Total Increase in Net assets	45,224,081	79,119,669
Net Assets
Beginning of year	299,686,735	220,567,066
End of year	$344,910,816	$299,686,735
Accumulated undistributed net investment income included in net assets at end of year	$7,391,900	$6,371,304
Share Transactions
Shares sold	166,055	106,973
Shares issued in reinvestment of distributions	29,126	27,390
Shares redeemed	(58,608)	(55,644)
Net increase in shares outstanding resulting from share transactions	136,573	78,719

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	Fiscal year ended June 30,
	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of year	$402.03	$330.82	$285.69	$342.22	$424.14

Income from investment operations:

Net investment income	14.34	14.62	14.28	14.44	18.48

Net realized and unrealized gain (loss)	(10.81)	72.43	43.18	(55.37)	(73.12)

Total from investment operations	3.53	87.05	57.46	(40.93)	(54.64)

Less Distributions to Shareholders:

From net investment income	(14.51)	(15.84)	(12.33)	(11.52)	(21.45)

From net realized gain	—	—	—	(4.08)	(5.83)

Total distributions	(14.51)	(15.84)	(12.33)	(15.60)	(27.28)

Net asset value, end of year	$391.05	$402.03	$330.82	$285.69	$342.22

Total Return[1]	1.04%	26.83%	20.44%	-11.20%	-13.04%

Ratios and Supplemental Data
Net assets, end of year ($ millions)	$344.91	$299.69	$220.57	$185.71	$234.12

Ratio of expenses to average net assets	0.78%	0.82%	0.88%	0.93%	0.82%

Ratio of net investment income to average net assets	3.95%	4.07%	4.48%	5.29%	4.22%

Portfolio turnover rate	10.42%	20.64%	11.41%	15.61%	20.80%

[1]	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of the financial statements.

Notes to the Financial Statements

June 30, 2012

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund is an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation – The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax year 2008 through 2011.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in specific country or region.

Notes to the Financial Statements (continued)

June 30, 2012

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Subsequent Events – In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued. All subsequent events determined to be relevant and material to the financial statements as a whole have been accordingly disclosed.

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Notes to the Financial Statements (continued)

June 30, 2012

Equity securities, including common stocks and American Depositary Receipts (ADR’s) are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including convertible preferred stocks, corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

Notes to the Financial Statements (continued)

June 30, 2012

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012, based on the three levels defined above:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$12,885,540	$—	$—	$12,885,540
Consumer Staples	9,332,947	—	—	9,332,947
Energy	8,794,009	—	8,738	8,802,747
Financials	14,947,518	—	—	14,947,518
Health Care	29,829,625	—	—	29,829,625
Industrials	28,614,468	—	—	28,614,468
Information Technology	8,801,100	—	—	8,801,100
Materials	8,995,903	—	—	8,995,903
Utilities	19,119,263	—	—	19,119,263
Convertible Preferred Stocks
Energy	—	10,073,835	—	10,073,835
Utilities	—	495,625	—	495,625
Corporate Bonds
Consumer Discretionary	—	8,384,000	—	8,384,000
Energy	—	14,532,000	—	14,532,000
Financials	—	—	5,460,000	5,460,000
Health Care	—	—	1,440,000	1,440,000
Utilities	—	10,906,065	—	10,906,065
Convertible Corporate Bonds
Consumer Discretionary	—	3,268,750	67,500	3,336,250
Energy	—	8,752,500	—	8,752,500
Health Care	—	21,247,425	1,606,976	22,854,401
Industrials	—	2,646,250	—	2,646,250
U.S. Government Bonds
U.S. Treasury Strips	—	63,251,890	—	63,251,890
U.S. Municipal Bonds	—	37,839	—	37,839
Money Market	49,474,975	—	—	49,474,975
Total	$190,795,348	$143,596,179	$8,583,214	$342,974,741

The Fund did not hold any securities during the reporting period which transferred between Level 1 and 2.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

•	Last sales price

•	Price given by pricing service

•	Last quoted bid & asked price

•	Third party bid & asked price

•	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market

Notes to the Financial Statements (continued)

June 30, 2012

quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of June 30, 2012:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At June 30, 2012	Valuation Techniques	Unobservable Input(s)	Range
Corporate Bonds	$6,900,000	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A
			Discount for Lack of Marketability	2%–10%

Convertible Corporate Bonds	$1,674,476	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A
			Discount for Lack of Marketability	1%–25%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of June 30, 2011	Amortization/ Accretion	Change in unrealized Appreciation/ Depreciation	Purchases	Sales	Transfer in Level 3*(a)	Transfer out Level 3*(b)	Balance as of June 30, 2012
Common Stock	$—	$—	$—	$—	$—	$8,738	$—	$8,738
Corporate Bonds	—	—	40,000	1,800,000	(400,000)	5,460,000	—	6,900,000
Convertible Corporate Bonds	7,635,645	226,397	464,128	145,842	(8,245,641)	1,448,105	—	1,674,476
Warrants (c)	126,000	—	(126,000)	—	—	—	—	—
Rights (d)	20,000	—	(20,000)	—	—	—	—	—
Total	$7,781,645	$226,397	$358,128	$1,945,842	$(8,645,641)	$6,916,843	$—	$8,583,214

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)

Transfers in relate primary to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of June 30, 2012.

(b)

Transfer out relate primary to securities for which observable inputs became available during the period, and as of June 30, 2012, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2012.

(c)	A portion of the purchases and sales are related to a convertible corporate bond conversion during the reporting period.

(d)	The EDAP TMS S.A. warrants were sold in exchange for the EDAP TMS S.A ADR at $0 cost.

(e)	The Calpine Corporation Escrow Retirement Rights were sold in exchange for the Calpine Corporation common stock at $0 cost.

Notes to the Financial Statements (continued)

June 30, 2012

The total change in unrealized appreciation (depreciation) included in the Statement of Changes in Net Assets attributable to Level 3 investments still held at June 30, 2012 was $(14,699).

Total Change in Unrealized Appreciation (Depreciation)
Common Stock	$(38,071)
Corporate Bonds	43,103
Convertible Corporate Bonds	(19,732)
Total	$(14,699)

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2012, cost of purchases and proceeds from maturities and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Purchases	Sales
U.S. Government Obligations	$–	$–
Other	78,289,724	28,134,979

NOTE E – RELATED PARTIES

Bruce and Co., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000.

At June 30, 2012, Robert B. Bruce was the beneficial owner of 16,354 Fund shares, R. Jeffrey Bruce was the beneficial owner of 6,091 Fund shares, Robert DeBartolo was the beneficial owner of 240 Fund shares, and W. Martin Johnson was the beneficial owner of 4 Fund shares. Robert B. Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

NOTE F – DISTRIBUTION TO SHAREHOLDERS

On December 21, 2011, the Fund paid a dividend from net investment income of $14.5088 per share or $11,722,055 for shareholders of record on December 20, 2011.

Notes to the Financial Statements (continued)

June 30, 2012

NOTE G – FEDERAL INCOME TAXES

At June 30, 2012, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$65,861,587
Gross Unrealized (Depreciation)	(50,810,885)
Net Unrealized Appreciation on Investments*	$15,050,702
Tax Cost	$327,924,039

At June 30, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$7,391,898
Capital Loss Carryforwards	(10,170,644)
Unrealized Appreciation*	15,050,702
Total	$12,271,956

*	At June 30, 2012, the difference between book basis and tax basis unrealized appreciation is attributable primary to tax deferral of losses on wash sales in the amount of $278,027.

At June 30, 2012, the Fund has available for federal tax purposes an unused capital loss carryforward of $10,170,644 which is available for offset against future taxable net capital gains. This loss carryforward expires on June 30, 2018 through June 30, 2019 as shown in the table below. To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

Amount	Expires June 30,
$7,586,346	2018
2,584,298	2019

Capital losses generated during the fiscal year ending June 30, 2012 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). Effective for taxable years beginning after the enactment date of the Act (December 22, 2010), if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryforwards generated in future years must be fully utilized before those capital loss carryforwards listed with the noted expiration dates above.

The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$11,722,055	$10,716,379

NOTE H – RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placement. At June 30, 2012, the aggregate market value of such securities listed below amounted to $37,470,490 or 11% of the Fund’s net assets. 82% of the restricted securities are valued using

Notes to the Financial Statements (continued)

June 30, 2012

quoted market prices, while the other 18% are valued according to fair value procedures approved by the Board of Directors. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

The chart below shows the restricted securities held by the Fund as of June 30, 2012

Issuer Description	Acquisition Date	Shares/ Principal Amount	Cost	Value
Convertible Preferred Stock
ATP Oil & Gas Corp., 8.000%	(a)	101,000	$8,105,280	$1,766,490

Corporate Bonds
Land 0’ Lakes Capital Trust I, 7.450%, 3/15/28	1/23/09	$1,500,000	990,653	1,440,000
XM Satellite Radio, Inc., 13.000%, 8/1/13	(b)	6,200,000	4,369,042	6,944,000
Endeavor International Corp., 12.000%, 3/1/18	(c)	3,000,000	3,009,361	3,135,000
Hercules Offshore, Inc. 10.500%, 10/15/17	10/29/10	2,000,000	1,648,487	2,010,000
Security Benefit Life Insurance Co., 7.450%, 10/1/33	(d)	6,000,000	5,469,523	5,460,000
EDAP TMS S.A., 9.000%, 6/30/14	10/30/07	1,600,000	1,600,000	1,440,000

Convertible Corporate Bonds
XM Satellite Radio, Inc., 7.000%, 12/1/14	(e)	2,500,000	2,765,482	3,268,750
Endeavor International Corp., 5.500%, 7/15/16	(f)	7,250,000	6,254,551	6,307,500
Isis Pharmaceuticals, Inc., 2.625%, 2/15/27	(g)	3,000,000	2,796,628	3,052,500
Titan International, Inc., 5.625%, 1/15/17	2/5/10	1,000,000	992,761	2,646,250

(a)	Purchased multiple taxlots beginning on 11/24/09.

(b)	Purchased multiple taxlots beginning on 1/28/09.

(c)	Purchased multiple taxlots beginning on 2/15/12.

(d)	Purchased multiple taxlots beginning on 4/21/11.

(e)	Purchased multiple taxlots beginning on 10/22/10.

(f)	Purchased multiple taxlots beginning on 8/18/11.

(g)	Purchased multiple taxlots beginning on 2/28/07.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Bruce Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (the “Fund”) (a Maryland corporation), including the schedule of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2012, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

August 29, 2012

Directors and Officers (Unaudited)

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the board of directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age)	Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships

Ward M. Johnson (75)	Independent Director, December 1985 to present	2002 to present – Real Estate Sales, Landings Co.

Robert DeBartolo (52)	Independent Director, March 2007 to present	2011 to present – Director, Global Franchise Marketing, Novartis/Alcon 2009 to 2011 – Senior Director, Goble and Associates 2008 to 2009 – Vice President, Client Engagements, Cadient Group 2000 to 2008 – Managing Director, Executive Vice President, Corbett Accel Healthcare Group, Omnicom

*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address*, (Age)	Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships

Robert B. Bruce*** (80)	Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present	1974 to present – principal, Bruce and Co. (investment adviser); 1982 to present – Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (52)	Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to present – Director, Professional Life & Casualty Company (life insurance issuer)

*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.
***	Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 872-7823 to request a copy of the SAI or to make shareholder inquiries.

Other Tax Information (Unaudited)

The form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in the calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.    The Fund designates 30.20% of the dividends paid as qualified dividend income eligible for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction.    Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 30.20% qualifies for the corporate dividends received deduction.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.    The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.    The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.    The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information

Disposal of Information.    The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by (1) calling the Fund at (800) 872-7823 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND

OFFICERS AND DIRECTORS

Robert B. Bruce

President and Treasurer

R. Jeffrey Bruce

Vice President and Secretary

Robert DeBartolo

Director

W. Martin Johnson

Director

Investment Adviser

Bruce and Co., Inc.

Chicago, Illinois

Custodian

Huntington National Bank

Columbus, Ohio

Administrator, Transfer Agent and Fund Accountant

Huntington Asset Services, Inc.

Indianapolis, Indiana

Distributor

Unified Financial Securities, Inc.

Indianapolis, Indiana

Counsel

Klevatt & Associates

Chicago, Illinois

Independent Registered Public Accounting Firm

Grant Thornton LLP

Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

(a) Audit Fees

Bruce Fund
FY 2012	$31,000
FY 2011	$31,040

(b) Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0
Nature of the fees:

(c) Tax Fees

Bruce Fund
FY 2012	$3,150
FY 2011	$3,150

Nature of the fees:	preparation of the 1120 RIC

(d) All Other Fees

Bruce Fund	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

Nature of the fees:

(e)  (1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

        (2) Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a	)(1)	Code of ethics is filed herewith.

(a	)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith

(a	)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b	)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund, Inc.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date	9/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert B. Bruce
Robert B. Bruce, President

Date	9/5/12

By	/s/ R. Jeffrey Bruce
R. Jeffrey Bruce, Principal Accounting Officer

Date	9-5-12